Janus Investment Fund

Janus Henderson Adaptive Risk Managed U.S. Equity Fund

Supplement dated June 10, 2022

to Currently Effective Statement of Additional Information

Effective close of business today, Janus Henderson Adaptive Risk Managed U.S. Equity Fund (formerly named Janus Henderson U.S. Managed Volatility Fund) (the “Fund”) will no longer be offered through the combined Statement of Additional Information dated October 28, 2021, as supplemented on January 14, 2022, and as further supplemented. All references to the Fund are removed from the Statement of Additional Information accordingly.

In seeking information about the Fund, existing shareholders and prospective eligible investors should refer to the Statement of Additional Information for the Fund dated June 10, 2022, which may be updated from time to time.

Please retain this Supplement with your records.